UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 13, 2007
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West
Houston, Texas (Address of principal executive offices)	77064 (Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Attached as Exhibit 99.1 and incorporated by reference herein is the press release issued by NCI Building Systems, Inc. on August 13, 2007 announcing narrowed earnings guidance for the third quarter of fiscal 2007.
     NCI’s press release included adjusted Earnings Per Share, a non-GAAP financial measure, which excludes the dilutive impact of NCI’s convertible notes from each period because the dilutive effect of the convertible notes is dependent entirely upon NCI’s stock price and not on underlying operational results. Adjusted Earnings Per Share is therefore used by management and provided to investors to provide comparability between periods of underlying operational results. Adjusted Earnings Per Share should not be considered in isolation or as a substitute for Diluted Earnings Per Share determined in accordance with generally accepted accounting principles in the United States.
     The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended or the Exchange Act, except if NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Number	Description
99.1	Press Release of NCI Building Systems, Inc. dated August 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Frances Hawes
	Name:	Frances Hawes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 14, 2007

Index to Exhibits

Number	Description
99.1	Press Release of NCI Building Systems, Inc. dated August 13, 2007.

4